SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              AEROSONIC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                              AEROSONIC CORPORATION
                            (A DELAWARE CORPORATION)
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 33765

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

      The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at the Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, on July 16, l999, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

      1. To elect a Board of seven (7) directors of the Company to hold office until their successors have been duly elected and qualified.

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The record date for determination of the shareholders entitled to vote at the annual meeting is May 26, 1999, at the close of business.

      If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

      If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.


                                            By Order of the Board of Directors,


                                            J. Mervyn Nabors
                                            Chairman of the Board


May 28,  l999
Clearwater, Florida

                                 PROXY STATEMENT


                         Annual Meeting of Shareholders
                            to be held July 16, l999





                              AEROSONIC CORPORATION
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 33765




                               GENERAL INFORMATION


             A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 28, l999. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 3l, l999 is mailed herewith.

             All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

                       VOTING SECURITIES AND VOTING RIGHTS

             Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 26, 1999 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,986,262 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

                              ELECTION OF DIRECTORS

             The Company's By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so. Consistent with the Company's By-Laws, the Board of Directors elected two new members, Carm Russo and Melissa Clark Daley, to replace Richard Frank and Joseph Sherman who resigned from the Board of Directors.

             Seven directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

             The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company. Unless otherwise indicated, each nominee has sole voting and investment power of the reported shares.

                                                                            Number and Percentage
    Name, Age and Year in                                                   of Shares of Common
     which first Elected                                                    Stock Beneficially
         a Director             Business Experience                                Owned
         ----------             -------------------                                -----
     J. Mervyn Nabors           Mr. Nabors is Chief                       1,242,000      31.2%
          55 (1995)             Executive Officer and
                                President of American
                                Instrument Company. Mr.
                                Nabors is a member of the
                                Board of Directors of four
                                privately held companies. He
                                was employed by Aerosonic
                                from 1962 to 1984. In April
                                of 1996, Mr. Nabors was
                                elected as Chairman of the
                                Board, Chief Executive
                                Officer and President of
                                Aerosonic Corporation

                                       2

                                                                            Number and Percentage
    Name, Age and Year in                                                   of Shares of Common
     which first Elected                                                     Stock Beneficially
          a Director            Business Experience                                 Owned
          ----------            -------------------                                 -----
       David A. Baldini         Mr. Baldini was with Teledyne                18,268*        .5%
          49 (1995)             Industries, Inc. from 1974 through 1993.
                                He was President of Teledyne Avionics
                                from 1990 and retained that position
                                since Teledyne Avionics was acquired in
                                1993 and became Avionics Specialties,
                                Inc. Mr. Baldini's management and
                                operations experience with Teledyne
                                included the development and manufacture
                                of precision components and instruments
                                in the aerospace, ground transportation
                                and industrial markets. Mr. Baldini has
                                a B.S. degree in economics from
                                Hampten-Sydney College.


      Eric J. McCracken         Mr. McCracken served in the United            7,500         .2%
            33 (1996)           States Air Force from 1984 to 1990 as an
                                aircraft weapons systems instructor and
                                technician. He was a Vice President of
                                Corporate Banking for Barnett Bank, N.A.
                                from 1991 to 1996. Mr. McCracken has
                                been a member of the Board of Directors
                                since November 1996 and currently serves
                                as Executive Vice President and Chief
                                Financial Officer of Aerosonic. Mr.
                                McCracken has a B.A. degree in business
                                administration from St. Leo College.

       P. Mark Perkins          Mr. Perkins has over 16 years of             10,000         .3%
          42 (1997)             experience in various segments of the
                                aviation industry. In July 1997, Mr.
                                Perkins was elected to the Board of
                                Directors of Aerosonic Corporation while
                                serving as Vice President of Marketing
                                for Gulf Aerospace, Inc. Mr. Perkins was
                                elected Executive Vice President of
                                Sales and Marketing for Aerosonic
                                Corporation in January 1998 and
                                currently serves in that capacity.

      William C. Parker         Mr. Parker was employed by Aerosonic         31,539         .8%
          66 (1995)             Corporation for over 34 years. He
                                started as an instrument assembler,
                                became Production Manager for the Boeing
                                project, Production Manager of Assembly,
                                Production Manager of the Machine Shop,
                                Vice President of Production, Vice
                                President of Purchasing, Vice President
                                of Marketing and President until his
                                retirement in August of 1997.

                                       3

                                                                            Number and Percentage
    Name, Age and Year in                                                    of Shares of Common
     which first Elected                                                     Stock Beneficially
          a Director            Business Experience                                 Owned
          ----------            -------------------                                 -----
          Carm Russo            Mr. Russo joined Aerosonic Corporation        9,244         .2%
          52 (1998)             in 1988 as Director of Quality Control.
                                In 1996 he was promoted to Vice
                                President of Engineering and in 1998
                                entered into his current position of
                                Executive Vice President, Engineering
                                and Production. Mr. Russo worked for six
                                (6) years as Director of Quality Control
                                at Factron/Schlumberger. Prior to
                                Factron/Schlumberger, Mr. Russo worked
                                for twelve (12) years at Mohawk Data
                                Sciences in engineering and production
                                departments. Mr. Russo attended Mohawk
                                Valley Community College where he
                                studied Mechanical Engineering


   Melissa Clark Daley          Ms. Daley was employed by a division of      ---         ---
          41 (1999)             Dresser Industries from 1979 to 1988
                                before joining a large law firm in
                                Baltimore, MD. In 1993 she joined the
                                Florida office of Zuckerman, Spaeder
                                where she concentrated in the areas of
                                general corporate practice and
                                commercial litigation. Ms. Daley formed
                                her own firm in January of 1998. She has
                                a B.A. degree in business administration
                                and a minor in ceramic engineering from
                                Rutgers University, and earned her Juris
                                Doctor degree from the University of
                                Baltimore School of Law. Ms. Daley is
                                admitted to practice in Florida,
                                Maryland and the District of Columbia.
                                She currently serves as outside counsel
                                to several companies.

All directors and officers as a group (7 persons) as of April 28, 1999    1,318,371       33.1%


*Shares reflected for Mr. Baldini include 5,000 shares that were restricted as of 1/31/99 and became unrestricted on 2/5/99.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

                     Committees:

                           The Board of Directors has an Audit Committee and a
                     Compensation Committee, each consisting of two directors. The Board of Directors does not have a Nominating Committee.

                            The members of the Audit Committee are Mr. McCracken
                     and Mr. Nabors. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

                            The members of the Compensation Committee are Mr.
                     Parker and Ms. Daley. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

                     Meetings:

                           During the fiscal year ended January 31, l999, the
                     Board of Directors met six times, the Audit Committee met one time, and the Compensation Committee met one time. Each existing director attended all meetings of the Board of Directors and committees of the Board on which they served, with the exception of Melissa Clark Daley who was elected in February 1999.


                             DIRECTORS' COMPENSATION

                           Compensation for non-officer directors is $2,000.00
                     per board meeting plus reimbursement for travel and expenses.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                           The following table sets forth information as of
                     April 28, l999, regarding owners of 5% or more of the Company's Common Stock:


                                                            Number of              Percent of
                     Name & Address                        Shares Owned            Shares Owned
                     --------------                        ------------            ------------
                    J. Mervyn Nabors                         l,242,000                 31.2%
                    271 Bayside Drive
                    Clearwater Beach, Florida 33767

                    Miriam Frank                               327,776                  8.2%
                    1771 Oak Creek Drive
                    Dunedin, Florida 34698


                     EXECUTIVE OFFICER COMPENSATION

                           The following table sets forth information with
                     respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 1999 to the Company's chief executive officer and each other executive officer of the Company as to whom total cash compensation exceeded $100,000:

                     Summary Compensation Table*
                     ---------------------------

                        ---------------------------------------------------------------------------------------------
                                                                                             Annual Compensation
                                       (a)                         (b)                              (c)
                         Name and Principal Position              Year                            Salary
                        ---------------------------------------------------------------------------------------------
                          J. Mervyn Nabors.............           1999                           $227,289
                            President and Chief                   1998                           $143,654
                            Executive Officer                     1997                           $ 80,804
                        ---------------------------------------------------------------------------------------------
                         David A. Baldini..............           1999                           $131,715
                             Vice President                       1998                           $131,715
                                                                  1997                           $110,000
                        ---------------------------------------------------------------------------------------------
                         P. Mark Perkins...............           1999                           $127,264
                            Executive Vice President              1998                           $      0
                            Sales and Marketing                   1997                           $      0
                        ---------------------------------------------------------------------------------------------
                        Eric J. McCracken..............           1999                           $105,522
                             Executive Vice President             1998                           $ 80,398
                             Chief Financial Officer              1997                           $ 29,490
                        ---------------------------------------------------------------------------------------------
                        William C. Parker..............           1999                           $      0
                                                                  1998                           $112,323
                                                                  1997                           $109,545
                        ---------------------------------------------------------------------------------------------


                           * Columns (d) through (i) have been eliminated from
                     the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

                     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                     Employment Agreements
                     ---------------------

                           Aerosonic Corporation's board of directors has
                     approved employment agreements between the Company and six of its executive officers, J. Mervyn Nabors, David Baldini, Mark Perkins, Eric McCracken, Carm Russo, Linda Cannaday. The work agreements became effective at various times from August 31, 1996 to February 5, 1998, each for a three-year period of time. The agreements require certain minimum performance standards in exchange for a minimum base annual salary of $175,000 for Mr. Nabors, $110,000 for Mr. Baldini, $110,000 for Mr. Perkins, $85,000 each for Mr. McCracken and Mr. Russo and $50,000 for Ms. Cannaday.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL
RETURN


         A five-year comparison of stock performance of the Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the SIC Code Index.

                                [Graph Omitted]


                                          Fiscal Year Ending

------------------------------------------------------------------------------------------------------
Company/Index/Market              1/31/94     1/31/95     1/31/96     1/31/97     1/30/98     1/29/99
------------------------------------------------------------------------------------------------------
Aerosonic Corporation            $ 100.00     $ 74.47     $ 48.94    $ 119.15    $ 506.38    $ 412.77
------------------------------------------------------------------------------------------------------
AMEX Market Value Index          $ 100.00     $ 93.68    $ 153.95    $ 152.97    $ 193.84    $ 206.96
------------------------------------------------------------------------------------------------------
SIC Code Index                   $ 100.00     $ 87.28    $ 111.87    $ 120.40    $ 137.34    $ 142.29
------------------------------------------------------------------------------------------------------

                  Assumes $100.00 Invested on February 1, 1994
                           Assumes Dividend Reinvested

                       Fiscal Year Ending January 31, 1999

                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                           PricewaterhouseCoopers, L.L.P. were auditors for the
                     year ended January 31, 1999 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 2000. A representative of PricewaterhouseCoopers, L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

                                PROPOSALS OF SECURITY HOLDERS

                           Proposals of security holders intended to be
                     presented at the Annual Meeting of Shareholders of the Company to be held in July, 2000, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than November 16, l999. Proposals must comply with RULE 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Commission Act of 1934, as amended.

                                        VOTE REQUIRED

                           A majority of the Company's outstanding common
                     capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. As such, the seven nominees receiving the greatest number of votes cast at the Meeting will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

                           All of the directors and officers of the Company have
                     indicated that they will cause all shares of Common Stock beneficially owned by them (excluding Common Stock which they have the right to acquire upon the exercise of currently exercisable stock options) to be voted in favor of the election as a director of each nominee named herein. Such persons beneficially own, in the aggregate, 33.1% of the shares of Common Stock eligible to vote at the Meeting.

                                         OTHER MATTERS

                           The management has no information that any other
                     matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.



                                            By Order of the Board of Directors,



                                            J. Mervyn Nabors
                                            Chairman of the Board


                       May 28, 1999
                       Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                         Please date, sign and mail your
                       proxy card back as soon as possible

                         Annual Meeting of Shareholders
                              AEROSONIC CORPORATION

                                  July 16, 1999

                Please Detach and Mail in the Envolope Provided


     [X]        Please mark your votes as in this example.


                    FOR all nominees               WITHHOLD
                     listed at right              AUTHORITY
                    (except as marked        to vote all nominee
                          below)               listed at right

1. Election of Directors   [ ]                        [ ]



Nominees: David A. Baldini
          Melissa Clark Daley
          Eric J. McCracken
          J. Mervyn Nabors
          William C. Parker
          Carm Russo


2. In accordance with their best judgement on any other matter that may properly be voted upon at the meeting.

         This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice specified in the Proposals above shall be marked the named proxy is authorized and directed to vote for one proposal as described therein and in the proxy Statement dated May 28, 1999. If any nominee shall cease to be a candidate for election for any reason the proxy will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees so listed.

         If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail this proxy to insure adequate shareholder representation at the meeting. As the proxy is being solicited by the Board of Directors you are encouraged to contact any member of the incumbent Board of the above named proxies if you have any questions concerning this proxy or the matter referenced herein.

Please mark, sign, date and return this proxy promptly, using the enclosed envelope.


INSTRUCTIONS: to withhold authority to vote for any individual named at right, strike a line through the nominee's name.




SIGNATURE____________________ DATE__________  SIGNATURE_________________________

DATE_________________

NOTE: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer corporation, please give your title and full name of the corporation, or if ownership is in more than Name, each additional owner should sign.

                              AEROSONIC CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Each of the undersigned, as the owner(s) as of May 26, 1999 of common stock of Aerosonic Corporation, a Delaware corporation (the "Company"), hereby appoints
J. Mervyn Nabors President and Chief Executive Officer, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the company to be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, in The Library Room, at 10:00 a.m. Eastern Daylight Saving Time, Friday, July 16, 1999 and at any adjournments thereof, but only in accordance with the following instructions.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)